UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2017 (July 28, 2017)

HANCOCK FABRICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 4440

Tupelo, Mississippi 38803

(Address of Principal Executive Offices)

(662) 365-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on February 2, 2016, Hancock Fabrics, Inc. (the “Company”), along with the Company’s affiliated entities, filed voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (jointly administered under Case No. 16-10296). On June 20, 2017, the Bankruptcy Court entered an order (the “Order”) confirming the Company’s Second Amended Joint Chapter 11 Plan of Liquidation [Docket No. 1694] (the “Plan”).

On July 28, 2017 (the “Effective Date”), substantially concurrently herewith, the Company filed notice in the Bankruptcy Court [Docket No. 1796] (the “Notice”) that each of the conditions precedent to the effectiveness of the Plan have been satisfied or waived in accordance with the Plan and the Bankruptcy Court order confirming the Plan and, accordingly, the Plan is immediately effective pursuant to the terms thereof. The Notice also advises that, from and after the Effective Date, the terms of the Plan will govern the winddown of the Company’s estate and distributions of the Company’s assets to its creditors. Also, on the Effective Date, the shares of common stock of the Company are deemed cancelled. The Notice [Docket No. 1796] is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company intends to file a Form 15 with the Securities and Exchange Commission to terminate registration of the Company’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On the Effective Date, and pursuant to the Plan, the members of the Company’s board of directors, Steven R. Morgan, Steven Scheiwe and Sam Cortez, as well as the Company’s officers, Steven R. Morgan and Rebecca Flick, are deemed to have resigned.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

99.1	Bankruptcy Court Docket No. 1796 - Notice of (I) Confirmation of the Debtors’ Second Amended Joint Chapter 11 Plan of Liquidation and (II) Occurrence of the Effective Date

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK FABRICS, INC.

Dated: July 28, 2017	By:	/s/ Steven R. Morgan

	Name:	Steven R. Morgan
	Title:	Chief Executive Officer